UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2023

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 2, 2024, the Board of Directors of the Company (the “Board”) appointed Marc Weiss to the offices of Chief Financial Officer and Treasurer of the Company, effective immediately. Since October 2023, Mr. Weiss (age 55) has been Vice President of Accounting and Finance for the Company’s subsidiary, TLSS Operations Holding Company, Inc. (“TLSS Operations Holding”) and will continue in such role. From 2018 until his employment by TLSS Operations Holding, Mr. Weiss was Finance Manager for Worldwide Logistics Group, a 25-year old global 3PL freight forwarder that has offices in 22 countries. For his roles at the Company and TLSS Operations Holding, he will receive combined annual base compensation of $175,000.

Also on January 2, 2024, the Board appointed Tasrin Ahmed to the office of Secretary of the Company, effective immediately. Since October 2023, Ms. Ahmed (age 33) has been Director of Accounting and Finance for the Company’s subsidiary, TLSS Operations Holding Company, Inc. (“TLSS Operations Holding”) and will continue in such role. From 2018 until her employment by TLSS Operations Holding, Ms. Ahmed was employed by Highroad Press, a $20-plus million printing and manufacturing company, first as Assistant Controller before being promoted to Director of Finance/Controller in January 2022. For her roles at the Company and TLSS Operations Holding, she will receive combined annual base compensation of $150,000.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2023, Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) (“TLSS” or the “Company”), a publicly-traded holding company in which its wholly-owned operating subsidiaries, Cougar Express, Inc., JFK Cartage, Inc., and Severance Trucking Co., together provide a full suite of logistics and transportation services, filed with the Secretary of State of the State of Nevada a Certificate of Certificate of Change Pursuant to NRS 78.209 (the “Certificate of Change”), effective as of January 1, 2024.

The Certificate of Change provides for a reverse stock split of the Company’s Common Stock, par value $0.001 per share, and its Preferred Stock, par value $0.001 per share (the “Reverse Stock Split”). One share of Common Stock will be issued for each 6,250 shares of issued and outstanding Common Stock and one share of Preferred Stock will be issued for each 10 shares of issued and outstanding Preferred Stock. Under Nevada law, the Certificate of Change serves as an amendment to the Company’s charter documents. The Reverse Stock Split has been submitted to FINRA Financial Industry Regulatory Authority, which will process the Reverse Stock Split and post it to the OTC Daily List.

The Reverse Stock Split follows the increase in the Company’s authorized stock, which was disclosed to investors in the Company’s definitive Schedule 14C Information Statement filed August 3, 2023. The Certificate of Amendment to the Company’s charter documents, disclosed in the Definitive 14C was filed with the state of Nevada on December 1, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Change to the Amended and Restated Articles of Incorporation of Transportation and Logistics Systems, Inc.

3.2	Certificate of Amendment the Amended and Restated Articles of Incorporation of Transportation and Logistics Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2024	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano